UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report:

October 26, 2004

Hawaiian Electric Industries, Inc.

Exact Name of Registrant as Specified in Its Charter

State of Hawaii	1-8503	99-0208097
(State or other jurisdiction of incorporation)	Commission File Number	I.R.S. Employer Identification No.

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(808) 543-5662

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.03 – Material Modification to Rights of Securities Holders

On October 26, 2004, the Board of Directors (the “Board”) of Hawaiian Electric Industries, Inc. (the “Company”), following the related amendment of the Company’s Bylaws described below, authorized the Company to issue uncertificated book-entry positions, confirmed by transaction advices, to represent shares of Common Stock of the Company to the holders of record of such shares. The Board also approved a related second amendment (the “Second Amendment”) to the Rights Agreement dated as of October 28, 1997, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent, as amended by the First Amendment to Rights Agreement, dated as of May 7, 2003 (the “Rights Agreement”), in order to provide that the rights created under the Rights Agreement (the “Rights”), which attach to each share of Common Stock of the Company unless and until the rights are separated from the Common Stock and evidenced by a separate certificate as set forth in the Rights Agreement, shall be evidenced in the same manner as the shares of Common Stock to which they are attached—i.e., evidenced by certificates in the case of shares of Common Stock issued with certificates and evidenced by book-entry positions (as confirmed by transaction advices) with respect to shares issued without certificates. The Rights are registered on a Form 8-A filed with the Securities and Exchange Commission on November 5, 1997 (File No. 1-8503), as subsequently amended on May 8, 2003, June 10, 2004 and October 26, 2004.

The Second Amendment, dated and effective as of October 26, 2004, which effects the foregoing modifications to the Rights Agreement, is included as an exhibit to this Current Report.

Section 5 – Corporate Governance and Management

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 26, 2004, the Board approved amended and restated Articles XIII and XIV of the Company’s Amended and Restated Bylaws (the “Bylaws”) in order to permit the issuance of uncertificated book-entry positions, as confirmed by transaction advices, to represent shares of the Common Stock of the Company.

The Bylaws, amended and restated in their entirety to incorporate the amended Articles XIII and XIV, are included as an exhibit to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
3(ii)	Amended and Restated Bylaws of Hawaiian Electric Industries, Inc.

4	Second Amendment to Rights Agreement, dated as of October 26, 2004, between Hawaiian Electric Industries, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC. (Registrant)

/s/ CURTIS Y. HARADA
Curtis Y. Harada Controller (Chief Accounting Officer)

Date: October 26, 2004

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